SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) June 6, 1996




                            Stratosphere Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-12030                                       88-0292318
(Commission File Number)                       (IRS Employer Identification No.)



 2000 Las Vegas Boulevard, Las Vegas, Nevada                89104
  (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (702) 385-7727
                                 Not Applicable
          (Former name or former address, if changed since last report)


                                   Page 1 of 4
                             Exhibit Index at Page 3
                                  1 of 4 Pages


ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated June 6, 1996, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated June 6, 1996.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            STRATOSPHERE CORPORATION


Date: June 7, 1996          By: /s/ Thomas A. Lettero
                                ---------------------
                            Name:Thomas A. Lettero
                            Title:  Chief Financial Officer


                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                                  PAGE

  99.1         Press Release................................................ 4